SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[x]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)
     (2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under {section} 240.14a-12


                         CYBER MERCHANTS EXCHANGE, INC.
              ----------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


   -------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[x]  No fee required
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------
      2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------
      4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
      5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously by written preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
                                -----------------------------------------------
     2)  Form Schedule or Registration Statement No.:
                                                     --------------------------
     3)  Filing Party:
                      ---------------------------------------------------------
     4)  Date Filed:
                    -----------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               DECEMBER 12, 2003
--------------------------------------------------------------------------------

October 6, 2003

TO OUR SHAREHOLDERS:

I am pleased to invite you to attend the annual meeting of stockholders of Cyber Merchants Exchange, Inc. as detailed below:

DATE AND TIME       Friday, December 12, 2003, at 10:00 a.m.

PLACE               Cyber Merchants Exchange
                    4349 Baldwin Ave., Unit A
                    El Monte, CA. 91731

ITEMS OF BUSINESS

                    I. To elect six directors of the Company to serve until the 2004 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

                    II. To ratify the selection of Squar, Milner, Reehl, & Williamson as the Company's independent auditors for the fiscal year ending 2004;

                    III. To transact such other business as may properly come before the meeting or any adjournment thereof.

RECORD DATE         Only shareholders of record at  the  close  of  business on
                    October 6, 2003, the record date for the meeting, are entitled to receive notice of and to vote at the Annual
                    Meeting or any adjournments thereof.

VOTING BY PROXY     To assure your representation at the meeting, you are urged to vote your shares by designating your proxies as promptly as possible.

       All of the Company's shareholders are invited to attend the Annual Meeting. YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE PRE-ADDRESSED ENVELOPE PROVIDED WITH THIS NOTICE OR FAX IT TO (626) 636-2536. NO ADDITIONAL POSTAGE IS REQUIRED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.

                                        By Order of the Board of Directors,


                                              /s/ Luz Jimenez
                                        ---------------------------------------
                                        Luz Jimenez
                                        Secretary

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               DECEMBER 12, 2003
--------------------------------------------------------------------------------

October 6, 2003

DEAR SHAREHOLDERS:

You are invited to attend the 2003 Annual Meeting of Shareholders of Cyber Merchants Exchange, Inc. to be held at 10:00 a.m. Pacific Time on Friday, December 12, 2003, at the executive offices of the Company located at 4349 Baldwin Ave., Unit A, El Monte, CA. 91731.

The accompanying Notice of the 2003 Annual Meeting of Shareholders and Proxy Statement describe the matters to be presented at the Annual Meeting. The Board of Directors recommends that shareholders vote in favor of each matters presented.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please mark, sign, date and return the Proxy Card in the enclosed self-addressed and stamped envelope, or by facsimile at (626) 636-2536, as soon as possible. Your stock will be voted in accordance with the instructions you have given in the Proxy Card. You may still attend the Annual Meeting and vote in person even if you have previously voted by proxy.

I will look forward in meeting you at our Annual Meeting on December 12, 2003.


                               Sincerely,

                               /s/ Frank S. Yuan

                               Frank S. Yuan
                               Chairman of the Board and Chief Executive Officer

                        CYBER MERCHANTS EXCHANGE, INC.
                           4349 Baldwin Ave., Unit A
                              El Monte, CA. 91731
                              Tel: (626) 636-2530
                              Fax: (626) 636-2536

                                PROXY STATEMENT

                    DATE, TIME AND PLACE OF ANNUAL MEETING

       This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cyber Merchants Exchange, Inc. (the "Company") for use at the 2003 Annual Meeting of Shareholders to be held at the Company, 4349 Baldwin Ave., Unit A, El Monte, CA. 91731, on December 12, 2003, at 10:00 a.m., local time, and at any adjournments thereof, for the purposes set forth herein and in the accompanying Notice. The record date for the meeting is the close of business on October 6, 2003. All holders of record of the Company's common stock on the record date are entitled to notice of the meeting and to vote at the meeting and any meetings held upon adjournment of that meeting. The approximate date of mailing of this Proxy statement and the accompanying proxy is November 3, 2003.

                               PROXY INFORMATION

       A proxy form is enclosed. Whether or not you plan to attend the meeting in person, please date, sign and return the enclosed proxy card, as promptly as possible, in the postage prepaid envelope provided to insure that your shares will be voted at the meeting. You may revoke your proxy at any time prior to its use by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Unless you instruct otherwise in the proxy, any proxy, if not revoked, will be voted at the meeting:

       I. To elect six directors of the Company to serve until the 2004 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

       II. To ratify the selection of Squar, Milner, Reehl, & Williamson, LLP as the Company's independent auditors for the fiscal year ending 2004; and

       III. To transact such other business as may properly come before the meeting or any adjournment thereof.

                            RECORD DATE AND VOTING

RECORD DATE

       The record date for the Special Meeting is the close of business on October 6, 2003. If the shareholders of record on October 6, 2003 present, in person or represented by their proxies, at the meeting hold a majority of the Company's outstanding stock entitled to vote, a quorum will exist for the transaction of business at the meeting. Shareholders of record, who abstain from voting, including brokers holding their customers' shares who cause abstentions to be recorded, are counted as present for quorum purposes.

SHAREHOLDER LIST

       At least 10 days before the Annual Meeting, the officer or agent in charge of the stock transfer books for the shares of the corporation will make a complete list of the shareholders entitled to vote at the meeting arranged in alphabetical order, with the address and number of shares held by each shareholder. The list will be kept on file at the principal offices of the Company and will be subject to inspection by any shareholder at any time during usual business hours. The list will be present for inspection at the Annual Meeting.

PROXIES

       Each shareholder entitled to vote at the Annual Meeting may vote by proxy executed in writing by the shareholder or by his or her duly authorized attorney-in-fact, but no proxy can be voted or acted upon after six months from its date, unless the proxy provides for a longer period. The proxy must be filed with the Inspector of Elections of the Company before or at the time of the Annual Meeting.

       The following constitute valid means by which a shareholder may authorize another person to act for him or her as proxy:

       (1) A shareholder may execute a writing authorizing another person or persons to act for him or her as proxy. The proxy may be limited to specific proposals. Execution may be accomplished by the signing of the writing by the shareholder or his or her authorized officer, director, employee or agent or by causing his or her signature to be affixed to the writing by any reasonable means including, but not limited to, a facsimile signature.

       (2) A shareholder may authorize another person or persons to act for him or her as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy. The transmission must either set forth or be submitted with information from which it can be determined that it was authorized by the shareholder.

       The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable out-of-pocket expenses regarding these solicitations. Certain of the Company's directors, officers and regular employees, without additional compensation, may solicit proxies personally or by telephone, electronic mail, facsimile or telegram. The
Company will pay no additional compensation to its officers, directors and employees for these activities.

DATE AND TIME OF OPENING AND CLOSING OF THE POLLS

       The date and time of the opening of the polls for the Annual Meeting of the Shareholders of the Company shall be 10:00 a.m. on December 12, 2003. The time of the closing of the polls for voting shall be announced at the Annual Meeting. No ballot, proxies or votes, nor any revocations or changes to a vote, shall be accepted after the closing of the polls unless a court of equity, upon application by a shareholder, determines otherwise.

VOTING

       The Inspector of Elections will tabulate votes cast by proxy or in person at the Annual Meeting with the assistance of the Company's transfer agent. The Inspector of Elections will also determine whether a quorum is present. Each shareholder of record at the close of business on October 6, 2003, is entitled to one vote for each share then held on each matter submitted to a vote of shareholders. Brokers holding shares of record for their customers generally are not entitled to vote on certain matters unless their customers give them specific voting instructions. If the broker does not receive specific instructions, the broker will note this on the proxy form or otherwise advise the Company that it lacks voting authority.

       The voting requirements for the election of directors and any other proposals to be considered by the shareholders at the Annual Meeting are as follows:

I.  ELECTION OF DIRECTORS

     o A shareholder submitting a Proxy may vote for all or any of the nominees for election to the Board of Directors or may withhold his or her vote from all or any of such nominees. Directors are elected by a plurality of votes.

     o If a submitted proxy is properly signed but unmarked in respect of the election of directors to the board, the proxy agents named in the proxy will vote all the shares represented thereby for the election of all of the nominees for director.

     o All of the nominees have agreed to serve the Company as a director if elected. However, should any nominee become unwilling or unable to serve if elected, the Proxy Agents named in the Proxy will exercise their voting power in favor of such other person as the Board of Directors of the Company may recommend.

     o In accordance with California corporations law and the Company's Bylaws, the election of a nominee to the Board requires a quorum consisting of a majority of the Company's issued and outstanding shares entitled to vote, and a favorable vote by a plurality of the Company's issued and outstanding shares entitled to vote for the nominee. An abstention from voting on this matter by a shareholder, while included for purposes of calculating a quorum for the meeting, has no effect on the election of nominees to the Board. In addition, although broker "non-votes" will be counted for purposes of attaining a quorum, they will have no effect on the vote for nominees.

II. RATIFICATION OF BOARD'S SELECTION OF INDEPENDENT AUDITORS

     o A shareholder submitting a Proxy may vote for or against or abstain from voting for ratification of the Board's selection of independent auditors for the fiscal year ending June 30, 2004.

     o If a submitted proxy is properly signed but unmarked in respect of the ratification of the selection of independent auditors, the proxy agents named in the proxy will vote all the shares represented thereby for ratification of the independent auditors.

     o In accordance with California corporations law and the Company's Bylaws, a proposal submitted to the shareholders of the Company requires a quorum consisting of a majority of the Company's issued and outstanding shares entitled to vote, and a favorable vote of a majority of the Company's issued and outstanding shares entitled to vote on the proposal. An abstention from voting on this matter by a shareholder, while included for purposes of calculating a quorum for the meeting, has no effect on the ratification of the selection of independent auditors. In addition, although broker "non-votes" will be counted for purposes of attaining a quorum, they will have no effect on the vote for ratification of the selection of independent auditors.

ANNUAL REPORT

       The Annual Report of the Company for the fiscal year ended June 30, 2003
accompanies this Proxy Statement.   Shareholders  are  encouraged  to  read the
Annual Report in connection with the information contained herein.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

       As of October 6, 2003, the Company had 7,472,673 shares of its common stock issued and outstanding. Each share of record on October 6, 2003, will be entitled to one vote at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table sets forth as of October 6, 2003 certain information known to the Company regarding the beneficial ownership of the Company's common stock, and as adjusted to reflect the share ownership for (i) each executive officer or director of the Company who beneficially owns shares; (ii) each shareholder known to the Company to beneficially own five percent or more of the outstanding shares of its common stock; and (iii) all executive officers and directors as a group. The Company believes that the beneficial owners of the common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such Shares, subject to community property laws where applicable. The individuals listed in the table are accessible at the following address: 4349 Baldwin Ave., Unit A, El Monte, and CA. 91731.

                            PRINCIPAL STOCKHOLDERS

----------------------------------------------------------------------------------------
                                                       AMOUNT AND         PERCENTAGE
                                                        NATURE OF       OF COMMON SHARES
NAME                                                BENEFICIAL OWNER      OUTSTANDING
----------------------------------------------------------------------------------------
(I) DIRECTORS AND EXECUTIVE OFFICER
----------------------------------------------------------------------------------------
Frank S. Yuan - CEO and Chairman (1)                   3,185,000             42.62%
----------------------------------------------------------------------------------------
James Vandeberg, Director (2)                             15,315               .20%
----------------------------------------------------------------------------------------
Deborah Shamaley, Director (3)                           335,000              4.48%
----------------------------------------------------------------------------------------
Charles Rice, Director (4)                                95,000              1.27%
----------------------------------------------------------------------------------------
Mary B. McNabb, Director (5)                              55,000               .74%
----------------------------------------------------------------------------------------
Don C. McNabb, Director (6)                               10,000               .13%
----------------------------------------------------------------------------------------
Luz Jimenez - Controller (7)                              42,500              0.57%
----------------------------------------------------------------------------------------
(II) ALL DIRECTORS AND OFFICERS AS A GROUP             3,737,815             50.01%
----------------------------------------------------------------------------------------
TOTAL OUTSTANDING SHARES                               7,472,673            100.00%
----------------------------------------------------------------------------------------

(1) Includes 2,450,000 shares of common stock held. Also, includes 530,000 shares of vested stock options.

(2)  Includes 15,315 shares of vested stock options.

(3) Includes 300,000 shares of common stock held. Also, includes 5,000 shares of vested stock options.

(4) Includes 60,000 shares of common stock held. Also, includes 5,000 shares of vested stock options.

(5)  Includes 55,000 shares of vested stock options.

(6)  Includes 10,000 shares of vested stock options.

(7) Includes 15,000 shares of common stock held. Also, includes 27,500 shares of vested stock options.

CHANGE IN CONTROL

       The Company is not aware of any arrangement that would upset the control mechanisms currently in place. Although it is conceivable that a third party could attempt a hostile takeover of the Company, the Company has not received notice of any such effort.

                       ELECTION OF DIRECTORS - NOMINEES

       At the Annul Meeting, six directors, who will constitute the entire Board of Directors, are to be elected to serve until the next Annual Meeting of Shareholders or until their successors shall be elected and shall qualify. All nominees have consented to being named as nominees and have agreed to serve if elected.

       The table below sets forth certain information with respect to the nominees for election as directors of the Company to serve until the 2004 Annual Meeting of Shareholders. The Board of Directors has no reason to believe that the six nominees will be unwilling or unable to serve.

        NAME OF NOMINEE    AGE     POSITIONS HELD
        ---------------    ---     --------------
        Charles Rice        61     Director since 1996
        Deborah Shamaley    45     Director since 1996
        Donald McNabb       61     Director since 2002
        Mary McNabb         54     Director since 2001
        James Vandeberg     59     Director since 2001
        Frank S. Yuan       55     Chairman of the Board since 1996
                                   Chief Executive Officer since 1996

       There are no family relationships among any of the director and executive offices, except for the following: Nominees Donald and Mary McNabb are husband and wife.

       The following text sets forth certain biographical information concerning each nominee:

       CHARLES RICE. Charles Rice, Senior International and Domestic buyer, retired from Sears Robuck and Montgomery Wards. His 30+ years of buying experience, reputation, contacts & product sourcing knowledge bring the Company tremendous benefits and head start in the retail industry. Mr. Rice holds a B.S. degree in business and economics from the University of Delaware.

       DEBORAH SHAMALEY. Deborah Shamaley, a chain store and apparel-jobbing entrepreneur, has 20 years of retail and wholesale apparel experience. Mrs. Shamaley co-founded The Apparel Group ("TAG"). TAG imported and sold women's apparel wholesale to more than 1,800 retailers including Nordstrom's, J.C. Penney's, Sears, and Burlington Coat Factory. TAG also owned and operated a 23 apparel store-chain under the name $11.99 Puff. Ms. Shamaley sold the company in 1996. Currently, Mrs. Shamaley is a franchise partner of a full service Italian Restaurant Chain called "Johnny Carino's Country Italian," for 25 locations. Mrs. Shamaley has also been involved in Shamaley Ford car dealership, one of the largest in El Paso, Texas since 1995.

       DONALD C. MCNABB, Sr. Donald C. McNabb, Sr., brings more than 34 years experience in international manufacturing, marketing and law. As founder and President of Quadri Corporation, a manufacturer of computer memory systems, McNabb lead the company into becoming the worlds leading manufacturer of military memory systems. Quadri maintained sales offices throughout Europe with manufacturing facilities in Mexico, Hong Kong and Korea. McNabb founded Safari Arms that became the ninth largest pistol manufacturer in the US and the largest manufacturer of custom parts in the world. Safari pioneered the use of investment casting in firearm manufacturing and developed a world wide marketing organization. Subsequent to Safari Don McNabb established a real estate brokerage firm in California and Arizona specializing in commercial properties and tax deferred exchanges. McNabb now practices law with offices in San Diego and Phoenix. McNabb attended Capitol Institute, Arizona State University, and graduated Summa Cum Laude with a Juris Doctorate from Western Sierra School of Law. He also holds national designations in both commercial and international real estate.

       MARY MCNABB. Mary McNabb was recently the Executive Vice President of Merchandising and Marketing at Factory 2-U Stores (F2U), an extreme value, brand name, in-season family clothing and home products store chain. F2U has over 270 stores with annual sales just under 600 million. McNabb oversaw all aspects of the

Merchandising, and Marketing for the stores from 1990 until 2001. In the 11 years Mary spent with F2U the company grew from 90 stores to 270 stores and from approximately $85 million in sales to almost $600 million. She has also held executive level merchandising and marketing positions at One Price Clothing Stores, and Yellow Front Stores. McNabb has traveled the Far East extensively to source and produce products. She began her career at J.W. Robinson's department store where she entered their Executive Training Program. In 1969, McNabb graduated from Becker College in Worcester, Massachusetts with a degree in Business.

       JAMES VANDEBERG. James Vandeberg brings more than 20 years of Corporate Counsel and Secretary experience to the Company. He has significant experience advising both Internet and retail companies on securities, financings, mergers and acquisitions, and general corporate matters, including IPOs, SEC compliance, and investor relations' issues. His retail experience includes 14 years as Corporate Counsel and Secretary at the former Carter Hawley Hale Stores, a holding company for the multi-billion dollar department and specialty Retail stores which operated under the names: The Broadway, Neiman Marcus, Contempo Casuals, Emporium, Weinstock's, Bergdorf Goodman, Holt Renfrew - Canada, Waldenbooks, John Wanamaker, Thalhimers, and Sunset House. In addition, Vandeberg serves on the board of directors for Information Highway.com, Inc. (OTC: BB IHWY), IAS Communications, Inc. (OTC: BB IASCA), and REGI US, Inc. (OTC: BB RGUS). He received his B.A. in accounting from the University of Washington and his J.D. from New York University.

       FRANK S. YUAN. Combining decades of experience in the apparel, banking, real estate, insurance and computer industries, Frank Yuan has developed and started multiple new ventures in his 30+ years as an immigrant in the U.S. Before the Company, Mr. Yuan founded multi-million dollars of business in Men's apparel private label & wholesale Company, a "Knights of Round Table" sportswear line, a "Uniform Code" sweater line, and Men's clothing retail store chain. Mr. Yuan also founded UNI-Fortune, a real-estate development company, and co-founded United National Bank, Evertrust Bank, Western Cities Title Insurance Company and Serv-American National Title Insurance. Mr. Yuan received a B.A. degree in economics from Fu-Jen Catholic University in Taiwan and a M.B.A. degree from Utah State University.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Directors and officers of the Company are required by Section 16 of the Securities Exchange Act of 1934 to report to the Securities and Exchange Commission their transactions in, and beneficial ownership of, the Company's common stock, including any grants of options to purchase common stock. To the best of the Company's knowledge, for the period from July 1, 2001, to June 30, 2003, all reports were filed on a timely basis.

                          BOARD MEETINGS AND COMMITTEES

       The Board of Directors has, as standing committees, an Executive Committee, a Compensation Committee and an Audit Committee. During the fiscal year ended June 30, 2003, the Board of Directors held four regular meetings and three special meetings. All directors attended 80% or more of the total meetings of the Board and committees of the Board on which they served.

       The Executive Committee consists of Frank Yuan, Charles Rice and Mary McNabb. The Executive Committee has authority to take any action other than appointment of auditors, election and removal of directors and appointment of officers, which can be taken only by the entire Board. During the fiscal year ended June 30, 2003, the Executive Committee held three meetings.

       The Compensation Committee consists of Deborah Shamaley, Mary McNabb and Charles Rice. The principal functions of the Compensation Committee are to establish the compensation of executive officers, review management organization and development, review significant employee benefit programs and to administer the Company's Stock Option Plan. The Compensation Committee held two meetings during the fiscal year ended June 30, 2003.

AUDIT COMMITTEE REPORT

       The Audit Committee held Four (4) meetings during fiscal year 2003. The consolidated financial statements of the Company for fiscal year ended June 30, 2003, have been examined by Squar, Milner, Reehl & Williamson, LLP as the Company's independent auditors. The Audit Committee has appointed Squar, Milner, Reehl & Williamson, LLP as the Company's independent auditors for the fiscal year ending June 30, 2004.

       The Audit Committee hereby reports as follows:
       (1) The Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent auditors;
       (2) The Audit Committee has discussed with Squar, Milner, Reehl & Williamson, LLP, the Company's independent auditors for fiscal year 2003, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, modified or supplemented;
       (3) The Audit Committee has received the written disclosure and letter from Squar, Milner, Reehl & Williamson, LLP, required by Independence Standards Board Standard No. 1 and has discussed with Squar, Milner, Reehl & Williamson, LLP, their independence; and
       (4) In reliance on the foregoing review and discussions, the Audit Committee recommended to the Company's Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended
            June  30,  2003,   for  filing  with  the  Securities  and  Exchange
            Commission.
       The following table sets forth the fees paid by the Company for professional services rendered by Squar, Milner, Reehl & Williamson, LLP, for audit of the annual fiscal statements for fiscal years 2003 and 2002 and fees billed for other services rendered by Squar, Milner, Reehl & Williamson, LLP:

                Type of Services Rendered      2002        2003
                -------------------------      ----        ----
                Audit Fees                   $ 34,350     $ 43,000
                Audit-Related Fees           $ 3,500      $ 3,500
                Tax Fees                     $ 0          $ 0
                All Other Fees               $ 0          $ 0

       The Company does not have a Nominations Committee. The Board of Directors, as a whole, identifies and screens candidates for membership on the Company's Board.

(1)  Audit Committee

The Audit Committee is governed by a written charter, a copy of which charter accompanies this Proxy Statement as Appendix A (Page A-1). The Audit Committee selects our independent auditors, reviews the results and scope of the audit and other services provided by our independent auditors, reviews our financial statements for each quarterly period and reviews and evaluates our internal control functions. The Audit Committee was established by the directors of Cyber Merchants Exchange, Inc. on August 9, 2000. Charles Rice serves as the Audit Committee Chairman. Mr. Rice is an independent audit committee member according to the definition used by Nasdaq for audit committee independence, and is an audit committee qualified financial expert. James Vandeberg and Donald McNabb are other members of the audit committee.

(2)  Pre-Approval Policies and Procedures

The Audit Committee has sole authority to approve any audit and significant non-audit services to be performed by its independent accountants. Such approval is required prior to the related services being performed.

               COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF NAMED EXECUTIVE OFFICERS

       The following table sets forth the compensation we have paid to each executive officer and all executive officers as a group, for the fiscal year ended June 30, 2003, annual compensation, including salary and bonuses paid by the Company to the CEO. No other executive officers received more than $100,000 in the fiscal year ended June 30, 2003. The Company does not currently have a long term compensation plan and does not grant any long term compensation to its executive officers or employees. The table does not reflect certain personal benefits, which in the aggregate are less than ten percent of each Named Executive Officer's salary and bonus. No other compensation was granted for this fiscal year ended June 30, 2003.

                          SUMMARY COMPENSATION TABLE

                                                                                  Long Term Compensation
                                                                               -----------------------------
                                               Annual Compensation             Awards                Payouts
-----------------------------------------------------------------------------------------------------------------------
                                                                                       Securities
 Name                                                            Other    Restricted   Underlying
 and                                                             Annual     Stock        Options     LTIP    All Other
Principal                                                        Compen-   Award(s)     SAR (#)    Payouts  Compensa-
Position                   Year       Salary ($)   Bonus ($)     sation($)    ($)          (1)         ($)   sation ($)
-----------------------------------------------------------------------------------------------------------------------
Yuan, Frank                2003       $150,000       N/A             $0       N/A          5,000       N/A       $0
(CEO)                      2002       $150,000       N/A             $0       N/A          5,000       N/A       $0
                           2001       $ 71,000       N/A             $0       N/A              0       N/A       $0
-----------------------------------------------------------------------------------------------------------------------

       (1) Consists of grants of stock options under the Company's 1996, 1999, and 2001 Stock Option Plans.

       The following table sets forth certain information concerning grants of stock options pursuant to the 1996, 1999, and 2001 Stock Option Plans to each Named Executive Officer during the year ended June 30, 2003.

                    OPTION / SAR GRANTS IN LAST FISCAL YEAR

----------------------------------------------------------------------------------------------------
                                            % of Total
                         Number of            Options /
                         Securities             SARS
                         Underlying          Granted to
                       Options / SARS       Employees in       Exercise or Base
      Name                Granted          Fiscal Year (1)       Price ($/Sh)        Expiration Date
----------------------------------------------------------------------------------------------------
Yuan, Frank (CEO)      5,000               3%                       $0.24               12/09/12
----------------------------------------------------------------------------------------------------

(1) Options to purchase an aggregate of 1,121,252 shares of Common Stock were granted to employees, including the Named Executive Officers, during the fiscal year ended June 30, 2003. Stock options granted are under the terms of the 1996, 1999, and 2001 Stock Option Plans. Generally, vesting of granted stock options are based on the following schedule: 25% of grant vests 6 months after the grant, then at 4.16% per month, to be completely vested in two years.

       The following table sets forth certain information concerning exercises of stock options pursuant to the 1996 and/or 1999 Stock Option Plans by each Named Executive Officer during the year ended June 30, 2003and stock options held at year end.

             AGGREGATED OPTION / SAR EXERCISES IN LAST FISCAL YEAR
                        AND FY-END OPTION / SAR VALUES

-------------------------------------------------------------------------------------------------------
                                                                      Number of
                                                                      Securities           Value of
                                                                      Underlying          Unexercised
                                                                     Unexercised         In-the-Money
                                                                    Options / SARs      Options / SARs
                                                                    At FY-End (#)        at FY-End ($)
                       Shares Acquired                              Exercisable /        Exercisable /
      Name             On Exercise (#)      Value Realized ($)      Unexercisable       Unexercisable *
-------------------------------------------------------------------------------------------------------
Yuan, Frank (CEO)             0                     $0              533,746/1,254           $237/$37
-------------------------------------------------------------------------------------------------------

* On June 30, 2003, the average of the high and low price of the stock trading on the OTC BB was $0.25.

THE 1996 STOCK OPTION PLAN

       The Company's 1996 stock option plan (the Plan) provides for granting of stock options to employees, and non-employee directors. The Company has reserved 250,000 shares of common stock for issuance under the Plan. The Board of Directors determines the terms and conditions of grants of stock options. Generally, one-half of the granted option is exercisable after the employee's first year of employment. The remaining option is exercisable after the end of the employee's third year of employment. The option granted will expire within three months after termination of employment.

       During the year ended June 30, 1999, the Company granted 15,000 options under 1996 Plan to a non-employee director at exercise price of $0.40 per share. During the year ended June 30, 2000, the Company granted 70,000 options under the 1996 Plan to all directors for their service for the year ended June 30, 1999 and 35,000 options to four employees as incentive at exercise price of $0.40 per share.

THE 1999 STOCK OPTION PLAN

       The Company's 1999 stock option plan (the Plan) provides for granting of stock options to employees, officers, directors, and other entities that have made contributions to the Company. The Company has reserved 2,000,000 shares of common stock for issuance under the Plan. The Board of Directors determines the terms and conditions of granting stock options. Generally, the vesting period is two years allocating as follows: the first 25% of options granted is exercisable after the first six months of employment, then 4.16% is vested each month thereafter. The Plan provides for the useful life of the options granted to be 10 years starting from the granting date. The options granted will be expired within one month after the termination of employment.

       During the year ended June 30, 2003 the Company granted a total of 50,000 options to employees, directors, officers, consultants, attorneys, finders, and outside sales representatives. The exercise price of options granted was $0.24 (the fair market value of the Company's common stock on the date of grant). The Company applies APB Opinion No. 25 "Accounting for Stock Issued to Employees" and related interpretations in accounting for its stock option plans. As a result, the Company recognized non-cash stock-based compensation expense of $0 for the year ended June 30, 2003.

THE 2001 STOCK OPTION PLAN

       The Company's 2001 stock option plan ("2001 Plan") provides for the granting of of stock options to employees, officers, director, and other entities who have made contributions to the Company. The Company has reserved 2,000,000 shares of common stock for issuance under the 2001 Plan. The Board of Directors determines the terms and conditions of granting stock options. Generally, the vesting period is two years, allocated as follows: the first 25% of options granted are exercisable after the first six months of employment, then 4.16% are vested each month thereafter. The 2001 Plan provides for the useful life of the options granted to be 10 years starting from the date of grant. The options granted expire within three months after the termination of employment.

       During the year ended June 30, 2003, the Company granted options to purchase an aggregate of 140,000 shares of restricted common stock under the 2001 Plan, at exercise prices of $0.24 per share (estimated fair market value of the Company's common stock on the date of grant), to various employees of the Company. The options vest through December 2004 and are exercisable through December 2012.


                           COMPENSATION OF DIRECTORS

       All directors are reimbursed for any reasonable expenses incurred in the course of fulfilling their duties as directors of C-Me.

       C-Me has also compensated its directors with stock options for their service as directors. During the fiscal year ended June 30, 2003, C-Me directors received the following nonqualified stock options from the 2001 Stock Option Plan for their service as directors.

                      DIRECTOR                   OPTIONS
                      --------                   --------
                      Don McNabb                 10,000
                      Mary McNabb                5,000
                      Charles Rice               5,000
                      James Vandeberg            5,000
                      Deborah Shamalay           5,000
                      Frank Yuan                 5,000

C-Me anticipates granting additional stock options to its directors as compensation for their service as directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       In fiscal year 2000, the Company received proceeds of approximately $1,000,000 through the issuance of 111,000 shares of its restricted common stock. The shares were purchased by Abest Tech. Company, Ltd. d.b.a. ABNet.tw ("ABNet"). The Company, in turn, acquired 1,500,000 shares of ABNet, representing 15% of the outstanding common stock of ABNet, for $1,000,000. The net result of the transaction was an investment in ABNet of $1,000,000, which represents the then estimated fair value of the ABNet's common stock issued. The Company accounted for the investment in ABNet under the cost method as it had only a 15% interest and had no ability to significantly influence the decisions of management. For the year ended June 30, 2002, the Company recognized an impairment loss of $21,762, based on management's assessment of the operations and future revenue of ABNet. In June 2002, the Company entered into an agreement whereby the Company returned the 1,500,000 shares of ABNet common stock and in turn ABNet returned the 111,000 shares of the Company's common stock, (which was then freely trading) which the Company then cancelled. The Company accounted for the transaction as a disposition of the investment in ABNet by recording the estimated fair value of the company's common stock returned in the amount of $36,630 (based on the market price at the date of disposition) as a reduction in common stock and a loss on disposition of investment of $792,729 for the remainder of the net book value of the related investment.

       As of June 30, 2003 and 2002, the Company recognized an investment loss from Global Purchasing Dotcom, Inc. (a joint venture, which the Company owns an equity interest approximating 50%) of approximately $100,000 and $116,000, respectively, based on the Company's equity ownership percentage.

       During fiscal year ended June 30, 2002, the Company invested $21,338, for a total equity interest approximating 47% and accounts for this investment under the equity method. For the years ended June 30, 2003 and 2002, the Company recognized an investment loss from E-Southeast Asia, Inc. of approximately $65,000 and $185,000, respectively, based on the Company's equity ownership percentage. Management together with the joint venture partners decided to close the operations as of June 30, 2003. The Company's net investment at June 30, 2003 was zero.

       For the years ended June 30, 2003 and 2002, the Company recognized an investment loss from C-Me Taiwan, Inc. (a joint venture, which the Company owns an equity interest approximating 40%) of approximately $27,000 and $100,000, respectively, based on the Company's equity ownership percentage.

EQUITY COMPENSATION PLANS

--------------------------------------------------------------------------------------------------
                                       (A)                  (B)                  (C)

                                       Number of            Weighted-             Remaining
                                       Securities to be     Average               Available for
                                       Issued Upon          Exercise Price of     Future Issuance
                                       Exercise of          Outstanding           Under Equity
                                       Outstanding          Options,              Compensation
                                       Options,             Warrants and          Plans (Excluding
                                       Warrants and         Rights                Securities
Plan Category                          Rights                                     Reflected in
                                                                                  Column (A))
                                          (#)                  (#)                   (#)
--------------------------------------------------------------------------------------------------
Equity Compensation                    1,581,885            $   3.14              1,540,015
Plans Approved by
Security Holders
--------------------------------------------------------------------------------------------------
Equity Compensation                      869,119            $   4.90               N/A
Plans not Approved
by Security Holders
--------------------------------------------------------------------------------------------------
Total                                  2,451,004            $   3.76              1,540,015
--------------------------------------------------------------------------------------------------

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

       The Board of Directors has appointed Squar, Milner, Reehl, & Williamson LLP, Newport Beach, California, as independent certified public accountants to act as the Company's auditors for the fiscal year ending June 30, 2004. Unless otherwise specified, the shares of common stock represented by the proxies solicited hereby will be voted "FOR" the proposal to appoint Squar, Milner, Reehl, & Williamson LLP as the Company's auditors.

       Representatives of Squar, Milner, Reehl, & Williamson are expected to be present at the meeting and will have an opportunity to make a statement if they wish to do so, and will be available to respond to appropriate questions.

       THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE APPOINTMENT OF SQUAR, MILNER, REEHL, & WILLIAMSON LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2004.

                             SHAREHOLDER PROPOSALS

       In order to be considered for inclusion in the Company's proxy materials for the 2004 annual meeting of shareholders, the Company must receive written notice of any shareholder proposal by June 30, 2004. The Company did not receive notice of any shareholder proposal or nominations of persons for election to the Board of Directors relating to the 2003 Annual Meeting. All proposals and nominations should be directed to the Company's principal executive offices at 4349 Baldwin Ave., Unit A, El Monte, CA. 91731, Attention: Manager of Investor Relations.

                                 OTHER MATTERS

       A copy of the Company's 2003 Annual Report is included with this Proxy Statement.

       All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Any Proxy in which no direction is specified will be voted in favor of each of the nominees and ratification of the Board's selection of independent auditors.

       The Board of Directors does not intend to bring any matters before the Annual Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the meeting. Should any other matters be properly presented, the person named in the enclosed form of Proxy will vote the Proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.

       Copies of the Company's Annual Report on Form 10-KSB for the year ended June 30, 2003, as filed with the Securities and Exchange Commission will be provided to stockholders without charge upon request to the Manager of Investor Relations, Cyber Merchants Exchange, Inc., 4349 Baldwin Ave., Unit A, El Monte, CA. 91731. Toll-free 1.888.564.6263.


                              By Order of the Board of Directors,

                              /s/  Frank S. Yuan
                              -------------------------------------------------
                              Frank S. Yuan
                              CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

October 6, 2003

                                  APPENDIX A

                            AUDIT COMMITTEE CHARTER
                                      OF
                        CYBER MERCHANTS EXCHANGE, INC.

       This Audit Committee Charter ("Charter") is the duly adopted governing document of the Cyber Merchants Exchange, Inc. ("Company") audit committee ("Committee"), a duly constituted committee of the Company's Board of Directors ("Board").

1. RESPONSIBILITIES OF THE COMMITTEE. The scope of the Committee's responsibilities shall include the following:

             1.1. GENERAL OVERSIGHT. To assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the Board have established, and the audit process;

             1.2. INDEPENDENT AUDITORS. To select, evaluate, and, where appropriate, replace the independent auditor (or to nominate the independent auditor to be proposed for shareholder approval in any proxy statement);

             1.3. STATEMENT ON INDEPENDENCE. To ensure receipt from the independent auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1;

             1.4. ASSESSMENT OF INDEPENDENCE. To actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor; and

             1.5. OVERSIGHT OF INDEPENDENCE. To take, or recommend that the full Board take, appropriate action to oversee the independence of the independent auditor.

2. COMPOSITION OF THE COMMITTEE. Subject to subsections 2.1 through 2.3, the Committee shall be comprised of at least three members, each such member being an independent director, and each of whom is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the audit committee.

             2.1. INDEPENDENT DIRECTORS. Independent directors are not officers of the Company and are, in the view of the Board, free of any relationship that would interfere with the exercise of independent judgment. The following persons shall not be considered independent:

                    a. A director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

                    b. A director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

                    c. A director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father- in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

                    d. A director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

                    e. A director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

             2.2. FINANCIAL EXPERIENCE. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

             2.3. SPECIAL CIRCUMSTANCES. One director who is not independent as defined in subsection 2.1 and is not a current employee or an immediate family member of such employee, may be appointed to the Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Company and its shareholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

3. SPECIFIC DUTIES OF THE COMMITTEE. In meeting its responsibilities, the Committee is expected to:

             3.1. ACCOUNTABILITY OF INDEPENDENT AUDITOR. Communicate to the independent auditor its ultimate accountability to the Board and the Committee, as representatives of the shareholders.

             3.2. SPECIFIC RESPONSIBILITIES. Accomplish its specific responsibilities set forth in subsections 1.2 through 1.5;

             3.3. GENERAL OVERSIGHT. In connection with its general oversight responsibility,

                    a. Provide an open avenue of communication between the independent auditor and the Board;

                    b.    Review and update the Committee's Charter annually;

                    c. Inquire of management and the independent auditor about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company;

                    d. Consider, in consultation with the independent auditor, the audit scope and plan of the independent auditor;

                    e. Consider with management and the independent auditor the rationale for employing audit firms other than the principal independent auditor;

                    f.    Consider and review with the independent auditor:

                          1. The adequacy of the Company's internal controls including computerized information system controls and security; and

                          2.     Any related significant findings and
                          recommendations of the independent auditor together with management's responses thereto;

                    g. Review with management and the independent auditor at the completion of the annual examination:

                          1. The Company's annual financial statements and related footnotes;

                          2. The independent auditor's audit of the financial statements and its report thereon;

                          3. Any significant changes required in the independent auditor's audit plan;

                          4. Any serious difficulties or disputes with management encountered during the course of the audit; and

                          5. Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards;

                    h.    Consider and review with management:

                          1. Significant findings during the year and management's responses thereto;

                          2. Any difficulties encountered in the course of the audit, including any restrictions on the scope of the independent auditor's work or access to required information; and

                          3. Any changes required in the planned scope of the independent auditor's plan;

                    i. Review filings with the SEC and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements;

                    j. Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent auditor;

                    k. Review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators;

                    l. Meet with the independent auditor and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee;

                    m. Report Committee actions to the Board with such recommendations as the Committee may deem appropriate;

                    n.    Prepare a letter that complies with Item 7 of
                    Schedule 14A under the Securities Exchange Act of 1934 for inclusion in the annual report and/or proxy statement that describes the Committee's composition and responsibilities, and how they were discharged;

                    o. Meet in connection with each regularly scheduled meeting of the Board or more frequently as circumstances require, and the Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary; and

                    p. Perform such other functions as assigned by law, the Company's articles of incorporation or bylaws, or the Board.

4. MISCELLANEOUS. The duties and responsibilities of a member of the Committee are in addition to those duties set out for a member of the Board. Meetings of the Committee shall be noticed and conducted in accordance with the provisions of the Company's articles of incorporation and bylaws governing committees. This Charter may be amended from time to time by act of the Committee, subject to the provisions of the Company's articles of incorporation and bylaws governing committees.

                        [LOGO CYBER MERCHANTS EXCHANGE]

                            CYBER MERCHANTS EXCHANGE


                                 www.c-me.com